1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp announces strategic acquisition of Provide, Inc. June 22, 2021

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fif th Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisit ions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic reports filed with the SEC for further information or other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on page 25-27 of our 1Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp’s control or cannot be reasonably predicted. For the same reasons, the Bancorp’s management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Strategic acquisition: Provide

Leading fintech firm focused on retail healthcare practices

Provide

Overview

- Provide is the leading fintech in the healthcare practice finance segment
- Digital capabilities deliver best-in-class experience and speed to close
- Early-stage high growth firm with ~$1 billion in commercial loan originations since 2016
- 3-year relationship with Fifth Third, including Fifth Third equity investment in Provide and client banking partnership
- Fifth Third holds ~$400MM in Provide loans today with ~70% deposit penetration and ~30% TM penetration
- Maintaining **Provide's current** operations but retaining all future originations (versus selling production)

Focus solution segments: independent practices

Dental | Vision | Veterinary

Compelling fit within Fifth Third strategic focus

Generate strong relationship growth and continually improve the digital experience

- Market expertise with a focus on client satisfaction leveraging ease-of-use technology solutions
- Fifth Third to offer clients a full banking relationship including deposit and TM solutions
- Generating relationships with financially-secure owners

Diversify and grow fee revenues

- Able to capture significant growth opportunities
- Significant revenue opportunities to deepen client relationships in Consumer and Wealth (synergies not modeled)

Deploy capital prudently and invest for long-term outperformance

- Expect to utilize ~20 bps of CET1 at close; no changes to capital priorities for potential dividend increase in 3Q21, $800MM - $900MM in 2H21 buybacks, and targeting ~9.5% CET1 by mid 2022
- Capital deployed at higher IRR than other potential uses
- Expected 2021 impacts: revenue $6MM; expenses $14MM

Maintain a disciplined approach to rate and credit risk management

- Extensive due diligence process, with a focus on maintaining Provide's current operations and retaining key employees
- Loan originations are typically 10-year fixed-rate amortizing (currently yield ~3.55%)
- Expect through-the-cycle NCOs in the 0.25 to 0.30% range

Transaction is subject to customary closing conditions including regulatory approvals; currently expect to close early August 2021

Expected 2022 origination volume of ~$1 billion

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